SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2002

TECO ENERGY, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	Number)	Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 5. Other Events

See the Press Release dated Dec. 20, 2002, filed as Exhibit 99.1 and incorporated herein by reference, reporting that TECO Energy, Inc.’s TECO Coalbed Methane subsidiary has completed the sale of substantially all of its assets in Alabama to the Municipal Gas Authority of Georgia.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1
See the Press Release dated Dec. 20, 2002, filed as Exhibit 99.1 and incorporated herein by reference, reporting that TECO Energy, Inc.’s TECO Coalbed Methane subsidiary has completed the sale of substantially all of its assets in Alabama to the Municipal Gas Authority of Georgia.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO Energy, Inc.
(Registrant)

Dated: December 20, 2002	By:	/s/ S. A. MYERS
S. A. MYERS
Vice President—Corporate
Accounting and Tax
(Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1
See the Press Release dated Dec. 20, 2002, filed as Exhibit 99.1 and incorporated herein by reference, reporting that TECO Energy, Inc.’s TECO Coalbed Methane subsidiary has completed the sale of substantially all of its assets in Alabama to the Municipal Gas Authority of Georgia.

4